Putnam
Utilities
Growth and
Income
Fund

[Graphic omitted: artwork]

ANNUAL REPORT
October 31, 1995



[Logo:  BOSTON  *  LONDON  *  TOKYO]


Fund highlights


* "Regulation is always an issue with utilities. It's something we have to watch very carefully. However, competition in electric utilities hasn't had as much negative impact on the industry as expected."

                                              -- Sheldon N. Simon, manager,
                                    Putnam Utilities Growth and Income Fund

* "The electric utilities in general are in good shape for further price appreciation."

                                     -- Investor's Business Daily, 10/30/95


      CONTENTS

4     Report from Putnam Management

8     Fund performance summary

15    Portfolio holdings

21    Financial statements





From the Chairman


   [Graphic omitted:
    photo of
    GEORGE PUTNAM]

(C) Karsh, Ottawa


Dear Shareholder:

An important feature in the investment strategy of Putnam Utilities Growth and Income Fund is its ability to shift between stocks and bonds in its pursuit of capital growth and current income. Your fund's management team put the feature to good use during the fiscal year that ended on October 31, 1995.

The fund began the fiscal year with about 25% of its assets in utility bonds. When the bond market moved sharply higher early in the period, fund management took profits in a significant portion of the fund's fixed-income holdings and stepped up the weighting of utility stocks.

Soon thereafter, stocks began their historic march to new highs, with utility issues sharing in the market's strength, and your fund was clearly a beneficiary. Your management team fills in the details in the report that follows.

Respectfully yours,


/s/George Putnam
   -------------
   George Putnam
   Chairman of the Trustees
   December 20, 1995





Report from the Fund Managers
Sheldon Simon, lead manager
Christopher Ray


Putnam Utilities Growth and Income Fund sailed nimbly through this year's bull markets, finishing its fiscal year on October 31, 1995, with a strong total return of 20.71% for class A shares and 19.92% for class B shares, both at net asset value. Stocks were in the lead during the period and your fund, with its largest stock allocation since inception, participated fully in market advances that reached several new highs. For more information on performance, please refer to pages 8 through 10.


This year's investment environment was a dramatic turnaround after 1994's downturn. Interest rates reversed direction and declined in 1995. This reversal, coupled with slower economic growth, low inflation, and strong corporate earnings, brought investors back to the markets and provided a more hospitable environment for stocks. Utilities stocks, which had languished through much of 1994, were among this year's stronger performers

* STRATEGY SHIFTS CAPTURE BENEFITS OF MARKET ADVANCES

Early in the year, the fund held about 25% of total assets in utility bonds. As bonds rallied, we took profits in this sector and, with the proceeds, increased the stock portion of the portfolio. In general, our focus was on the stocks of small-to-midsized electric utility companies that had been overlooked by the market and, as a result, were in our view attractively priced. The flexibility of smaller companies that enabled them to meet the challenges of the newly competitive utilities environment was an added attraction.

We further refined our focus to companies in high-growth areas, mainly in the Southwest and Southeast, where population growth and expanding markets compensate for any problems caused by increased competition. Our electric utility stock position, which amounted to about 40% of the portfolio, at the year's end, made a substantial contribution to performance.

Gas utility stocks, which made up about 16% of the portfolio at year-end, held their own this year, with Panhandle Eastern and Columbia Gas Systems, two pipeline stocks, being particularly strong performers.


Telephone stocks, about 16% of the portfolio, also showed solid gains this year thanks to the increased usage that came from a thriving economy. In another well-timed move, we took profits on foreign holdings that had benefited from the U.S. dollar's weakness and redeployed these assets into the U.S. stock market.

* LEARNING FROM THE MARKET'S CYCLE

In the past three years, we have demonstrated the effectiveness of our strategy in very different market conditions. In fiscal 1993, for example, as interest rates fell below 6%, utilities stocks and emerging markets made solid gains. The fund's fiscal '93 performance, good in both absolute and relative terms, placed both class A and class B shares in the top half of the 80 utilities funds tracked by Lipper Analytical Services.

In fiscal 1994, as interest rates rose, markets declined and remained unsettled for most of the year. All investments suffered, especially those such as utilities that are most sensitive to interest rate changes. Concern about deregulation and increased competition compounded the negative effects of rising interest rates. The fund's fiscal '94 performance was down 7.30% at NAV, but it still outperformed the majority of the utilities funds tracked by Lipper, with class A and class B shares ranking 23 and 27, respectively, out of 63 funds, a good relative performance though weak in absolute terms.

[Graphic omitted: worm chart UTILITIES AND TREASURIES
Y axis reads (top to bottom) $13,800 to $9,800 in $2,000 increments X axis reads (left to right) 10/94 to 10/95 in one month increments

A solid black line represents Lehman Bros. Long Term Corporate Utility Bond Index ranging from $10,000 to $12,334
A solid white line represents Lehman Treasury Bond Index ranging from $10,000 to $11,537
A solid grey line represents S&P Utilities Index ranging from $10,000 to $12,928

               Lehman Bros.     Lehman         S&P Util.
                Utilities     Treasuries       Index
               -----------    ----------     ----------
Oct-94         $ 10,000       $10,000        $10,000
Nov-94           10,059         9,980          9,857
Dec-94           10,213        10,041          9,912
Jan-95           10,479        10,227         10,684
Feb-95           10,812        10,445         10,663
Mar-95           10,915        10,511         10,596
Apr-95           11,100        10,648         10,992
May-95           11,759        11,079         11,334
Jun-95           11,888        11,165         11,383
Jul-95           11,765        11,125         11,675
Aug-95           12,032        11,254         11,913
Sep-95           12,189        11,362         12,660
Oct-95           12,334        11,537         12,928

Footnote reads:
The graph compares cumulative total returns for unmanaged indexes representing three different investment types. The S&P Utilities Stock Index is a capitalization weighted index representing stocks of 3 utility groups and 43 of the largest utility companies listed on the NYSE. The Lehman Bros. Long Term Corporate Utility Bond Index is one sector of the Lehman Bros. Corporate Bond Index and includes publicly issued, fixed-rate nonconvertible, investment grade, dollar-denominated instruments. The Lehman Bros. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a minimum maturity of 1 year and a minimum outstanding principal of $50 million and is rebalanced monthly by market capitalization. Not intended to reflect fund performance. Past performance does not assure future results.]

As fiscal 1995 began, interest rates were headed downward and the markets had started their recovery. By the end of the year, the stock market had climbed to new highs and the fund had more than made up whatever it lost in 1994. Securities bought at bargain prices during the downturn made substantial gains, while the negative effects of increased competition never fully materialized. The fund's performance over this three-year period placed it well ahead of the Lipper average for utilities funds, which we believe shows how a long-term, consistently applied conservative approach pays off.

* A POSITIVE OUTLOOK

By shifting assets among different utilities sectors, searching out areas of undervaluations, and reallocating assets between stocks and bonds, nonutility and overseas holdings, we have cushioned recent downturns while keeping up with market advances. Over the long term, we view these challenges as opportunities that should enable us to more than offset periods of difficult performance.

Signs of a softening economy, continued low inflation, and low interest rates are good news for utilities. More good news are the cost-cutting programs implemented by utility companies. The utility industry has generally lagged behind others in looking to increase profitability.

Although regulatory issues, now mainly at the state level, bear watching, we continue to favor electric utilities. We have become more selective in our telephone investments, emphasizing companies with strong fundamental potential while paying close attention to their valuations, given this year's strong performance. We now also see opportunities in the gas sector, where stock prices have recently lagged behind both electric and telephone stocks, and are consequently more attractive than they have been in some time.

[Graphic omitted: horizontal bar chart PORTFOLIO OVERVIEW BY INDUSTRY & INVESTMENT, 10/31/95* showing
     Electric utilities                                   39.9%
     Other utilities                                       0.6%
     Telephone utilities                                  15.9%
     Oil and gas                                          17.5%
     Nonutility stocks                                    10.5%
     Cash and short-term investments                       1.4%
     Utility bonds                                        10.2%
     Other bonds                                           3.6%

Footnote reads:
* Based on net assets on 10/31/95. Allocations will vary over time.]

For the last few years, we have had some non-utility stocks in the portfolio. Our goals for these investments were twofold: to enhance total return and to dampen the fund's risk exposure through increased diversification. On the whole, these stocks have performed extremely well, especially during 1994. However, we have currently lowered our allocation in this area, reflecting our more positive outlook toward utility stocks.

The nonutility and overseas sectors will probably play smaller roles over the near term. We will, however, act opportunistically to acquire attractively priced issues with solid fundamentals. Our stock/bond allocation is unlikely to change over the near term, as utility stocks still appear more attractive than bonds at the end of the fiscal year. However, should the yield spread between utility stocks and bonds begin to favor bonds, we will adjust allocations accordingly. All sectors will maintain our focus on total return; this combination of capital appreciation and dividend income has served the fund well though recent up and down markets and we believe it will continue to do so in the future.

The views expressed here are exclusively those of Putnam Management. They ar not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.





Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Performance should always be considered in light of a fund's investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.


TOTAL RETURN FOR PERIODS ENDED 10/31/95
                  Class A          Class B          Class M
                 (11/19/90)       (4/27/92)         (3/1/95)
                 NAV    POP      NAV    CDSC      NAV     POP
-------------------------------------------------------------------
1 year           20.71% 13.80%   19.92% 14.92%     --     --
-------------------------------------------------------------------
3 years          34.72  27.02    31.82  28.82      --     --
-------------------------------------------------------------------
Annual average   10.44   8.30     9.65   8.81      --     --
-------------------------------------------------------------------
Life-of-class    64.52   55.03   41.13  38.13   17.50% 13.41%
Annual average   10.58    9.26   10.31   9.64      --     --
-------------------------------------------------------------------


COMPARATIVE INDEX RETUENS FOR PEROIDS ENDED 10/31/95
                    S&P       Consumer
                   Utilities  Price Index
---------------------------------------------------------
1 year              29.52%        2.81%
---------------------------------------------------------
3 years             42.51         8.39
Annual average      12.53         2.72
---------------------------------------------------------
Life of class A     73.21        14.87
Annual average      11.74         2.84
---------------------------------------------------------
Life of class B     54.24        10.18
Annual average      13.14         2.80
---------------------------------------------------------
Life of class M     22.04         1.86

The performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.





[Graphic omitted: worm chart GROWTH OF A $10,000 INVESTMENT
Y axis reads (top to bottom) $22,000 to $8,000 in $2,000 increments
X axis reads (left to right) 11/19/90 to 10/31/95 in one year increments

A solid black line represents Fund's Class A at POP ranging from $9,425 to $15,503
A solid white line represents S&P Utilities Index ranging from $10,000 to $17,321
A solid grey line represents S&P 500 ranging from $10,000 to $21,006

               Class A     S&P Util. Index    S&P 500
              ----------     ----------     ----------
11/19/90       $ 9,425        $10,000        $10,000
10/31/91        10,432         10,945         12,709
10/31/92        11,508         12,154         13,971
10/31/93        13,855         15,224         16,050
10/31/94        12,844         13,373         16,672
10/31/95        15,503         17,321         21,066

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $14,113 on 10/331/95 ($13,813 with a redemption at the end of the peroid). A $10,000 investment in the fund's class M shares at inception on 3/1/95 would have been valued at $11,750 at net asset value on 10/31/95 ($11,341 at public offering price).]


PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/95

                                Class A          Class B          Class M
-------------------------------------------------------------------------------
Distributions:
-------------------------------------------------------------------------------
No.                                   4                 4                 3
-------------------------------------------------------------------------------
Income                           $0.460            $0.391            $0.329
-------------------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------------------
   Long-term                         --                --                --
-------------------------------------------------------------------------------
   Short-term                     0.014             0.014                --
-------------------------------------------------------------------------------
Total                             0.474             0.405             0.329
-------------------------------------------------------------------------------
Share value:                        NAV      POP      NAV      NAV      POP
-------------------------------------------------------------------------------
10/31/94                         $ 9.06   $ 9.61   $ 9.02       --       --
-------------------------------------------------------------------------------
3/1/95                               --       --       --   $ 9.14   $ 9.47
-------------------------------------------------------------------------------
(inception of class M shares)
-------------------------------------------------------------------------------
10/31/95                          10.40    11.03    10.36    10.38    10.76
-------------------------------------------------------------------------------
Current return
-------------------------------------------------------------------------------
End of period
-------------------------------------------------------------------------------
Current dividend rate1             4.42     4.17     3.71     4.08     3.94
-------------------------------------------------------------------------------
Current 30-day SEC yield2          3.89     3.66     3.06     3.31     3.19
-------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                        CLASS A           CLASS B          CLASS M
                       (11/19/90)        (4/27/92)         (3/1/95)
                      NAV     POP       NAV    CDSC      NAV     POP
-------------------------------------------------------------------------------
1 year              20.93%  13.96%    20.01%  15.01%      --      --
-------------------------------------------------------------------------------
3 years             32.21   24.63     29.36   26.36       --      --
-------------------------------------------------------------------------------
Annual average       9.75    7.61      8.96    8.11       --      --
-------------------------------------------------------------------------------
Life-of-class       63.73   54.28     40.45   37.45    16.94%  12.86%
-------------------------------------------------------------------------------
Annual average      10.65    9.31     10.41    9.72       --      --
-------------------------------------------------------------------------------


Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

STANDARD & POOR'S UTILITIES INDEX is an unmanaged list of common stocks issued by utilities companies.

These indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.





A Putnam perspective on risk and reward


You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.


* FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more connected with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully.Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.


CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.






Report of independent accountants
For the Year Ended October 31, 1995


To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Utilities Growth and Income Fund, including the portfolio of investments owned, as of October 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 12, 1995










Portfolio of investments owned
October 31, 1995

COMMON STOCKS (84.4%)*
NUMBER OF SHARES                                                                    VALUE

Alcoholic Beverages (0.1%)
-----------------------------------------------------------------------------------------
     38,500    Brown Forman Corp. Class B                                  $    1,467,813

Banks (2.3%)
-----------------------------------------------------------------------------------------
    170,000    Bankers Trust New York Corp.                                    10,837,500
    100,000    Fleet Financial Group, Inc.                                      3,875,000
     34,800    Keycorp                                                          1,174,500
    150,000    National City Corp.                                              4,631,250
    250,000    PNC Bank Corp.                                                   6,562,500
                                                                           --------------
                                                                               27,080,750

Business Services (0.5%)
-----------------------------------------------------------------------------------------
    100,000    Dun & Bradstreet Corp.                                           5,975,000

Conglomerates (0.4%)
-----------------------------------------------------------------------------------------
    150,000    GenCorp, Inc.                                                    1,575,000
     30,000    General Signal Corp.                                               956,250
     50,000    Ogden Corp.                                                      1,137,500
                                                                           --------------
                                                                                3,668,750

Electric Utilities (39.9%)
-----------------------------------------------------------------------------------------
    360,000    Atlantic Energy, Inc.                                            6,975,000
    200,000    Baltimore Gas & Electric Co.                                     5,350,000
    210,000    Boston Edison Co.                                                5,748,750
     21,600    CILCORP, Inc.                                                      842,400
    400,000    CMS Energy Corp.                                                11,050,000
    100,000    CMS Energy Corp. Class G                                         1,850,000
    350,000    Carolina Power & Light Co.                                      11,462,500
    100,000    Central & South West Corp.                                       2,675,000
     52,500    Central Costanera 144A ADR (Argentina) +                         1,437,188
    200,000    Central Maine Power Co.                                          2,775,000
     80,000    Central Puerto 144A ADR (Argentina)                              1,160,000
     10,000    Chilectra S.A. 144A ADR (Chile)                                    412,500
    400,000    China Light & Power Co. (Hong Kong)                              2,131,623
    400,000    Cinergy Corp.                                                   11,350,000
    110,000    Compania Boliviana Energia ADR (Bolvia)                          3,203,750
    100,000    Consolidated Edison Co. of New York, Inc.                        3,037,500
     50,000    DPL, Inc.                                                        1,187,500
    100,000    Detroit Edison Co.                                               3,375,000
    337,700    Dominion Resources, Inc.                                        13,423,575
     50,000    Duke Power Co.                                                   2,237,500
    340,120    East Midlands Electricity PLC (United Kingdom)                   4,672,871
    170,000    Eastern Utilities Assoc.                                         3,995,000
    120,000    Empresa Nacional de Electricidad ADR (Spain)                     6,030,000

COMMON STOCKS
NUMBER OF SHARES                                                                    VALUE

Electric Utilities (continued)
-----------------------------------------------------------------------------------------
     68,500    Empresa Nacional de Electricidad ADR (Chile)                $    1,472,750
    550,000    Entergy Corp.                                                   15,675,000
    250,000    FPL Group, Inc.                                                 10,468,750
    300,000    Florida Progress Corp.                                           9,937,500
    350,000    General Public Utilities Corp.                                  10,937,500
    111,700    Hawaiian Electric Industries, Inc.                               4,356,300
    600,000    Hong Kong Electric Holdings Ltd. (Hong Kong)                     2,041,080
    750,000    Huaneng Power International, Inc.ADR (China) +                  12,468,750
    532,800    IES Industries, Inc.                                            14,185,800
  1,500,000    Iberdola S.A. (Spain)                                           11,310,549
    150,000    Illinova Corp.                                                   4,256,250
     50,000    KU Energy Corp.                                                  1,481,250
    560,000    Kansas City Power & Light Co.                                   13,930,000
    400,000    Long Island Lighting Co.                                         6,800,000
     29,600    Mosenergo ADR (Russia) +                                           262,700
    350,000    New England Electric Systems Inc.                               13,650,000
    500,000    Northeast Utilities                                             12,375,000
    230,000    Oklahoma Gas & Electric Co.                                      9,200,000
    640,000    P P & L Resources, Inc.                                         14,400,000
    350,000    Peco Energy Co.                                                 10,237,500
    800,000    Pinnacle West Capital Corp.                                     22,000,000
    440,000    Portland General Corp.                                          11,935,000
    350,000    Potomac Electric Power Co.                                       8,750,000
    485,500    Public Service Co. of Colorado                                  16,567,688
    530,000    Public Service Enterprise Group Inc.                            15,568,750
    150,000    Rochester Gas & Electric Corp.                                   3,525,000
    400,000    SCE Corp.                                                        6,800,000
     80,000    San Diego Gas & Electric Co.                                     1,860,000
    475,000    Scana Corp.                                                     12,053,125
    600,000    Scottish Power PLC (United Kingdom)                              3,310,614
    421,500    Shandong Huaneng Power ADS (China)                               3,372,000
    220,000    Sierra Pacific Resources                                         5,142,500
     50,000    Southern Co.                                                     1,193,750
    250,000    Southwestern Public Service Co.                                  8,218,750
    360,000    TNP Enterprises, Inc.                                            6,525,000
    446,400    Texas Utilities Electric Co.                                    16,405,200
    350,000    Unicom Corporation                                              11,462,500
    200,000    United Illuminating Co.                                          7,600,000
    200,000    Utilicorp United, Inc.                                           5,775,000
    370,000    WPL Holdings, Inc.                                              11,285,000
    160,000    Washington Water Power Co.                                       2,760,000
                                                                           --------------
                                                                              467,939,213

Gas Utilities (15.6%)
-----------------------------------------------------------------------------------------
    100,000    Atlanta Gas Light Co.                                            3,862,500
    200,000    Atmos Energy Corp.                                               3,650,000
    400,000    Columbia Gas System, Inc. +                                     15,400,000
    120,000    Consolidated Natural Gas Co.                                     4,560,000
    200,000    Delmarva Power & Light Co.                                       4,400,000
     53,600    El Paso Natural Gas Co.                                          1,447,200
    150,000    Enron Corp.                                                      5,156,250
     70,000    Equitable Resources, Inc.                                        2,047,500
    300,000    K N Energy, Inc.                                                 7,687,500
    627,800    MCN Corp.                                                       13,654,650

COMMON STOCKS
NUMBER OF SHARES                                                                    VALUE

Gas Utilities (continued)
-----------------------------------------------------------------------------------------
    200,000    NICOR Inc.                                                  $    5,375,000
     51,400    NUI Corp.                                                          841,675
    200,000    National Fuel Gas Co.                                            5,950,000
     57,600    New Jersey Resources Corp.                                       1,440,000
    180,000    Northwest Natural Gas Co.                                        5,760,000
    100,000    Oneok, Inc.                                                      2,437,500
    800,000    Pacific Enterprises                                             19,800,000
    250,000    Pacific Gas & Electric Co.                                       7,343,750
    621,400    Panhandle Eastern Corp.                                         15,690,350
    104,500    Pennsylvania Enterprises, Inc.                                   3,631,375
    150,000    Peoples Energy Corp.                                             4,312,500
     80,000    Piedmont Natural Gas Co., Inc.                                   1,760,000
    460,000    Questar Corp.                                                   13,857,500
    500,000    Transportadora de Gas del Sur ADR (Argentina)                    5,125,000
    525,600    UGI Corp.                                                       11,037,600
     24,900    WICOR, Inc.                                                        737,663
     30,000    Washington Energy Co.                                              551,250
    354,800    Westcoast Energy, Inc.                                           5,233,300
    250,000    Williams Cos., Inc.                                              9,656,250
                                                                           --------------
                                                                              182,406,313

Insurance (1.0%)
-----------------------------------------------------------------------------------------
     70,000    Aetna Life & Casualty Co.                                        4,926,250
    200,000    American General Corp.                                           6,575,000
                                                                           --------------
                                                                               11,501,250

Metals and Mining (0.2%)
-----------------------------------------------------------------------------------------
    100,000    Freeport-McMoRan Copper & Gold Co., Inc. Class A                 2,287,500

Oil and Gas (1.9%)
-----------------------------------------------------------------------------------------
    310,000    Coastal Corp.                                                   10,036,250
     40,000    Exxon Corp.                                                      3,055,000
    314,000    NGC Corporation                                                  2,826,000
    100,000    Pennzoil Co.                                                     3,775,000
    124,400    Petro-Canada 1st installment (Canada) +                            590,900
    103,100    Union Pacific Resources Group Inc. +                             2,345,525
                                                                           --------------
                                                                               22,628,675

Pharmaceuticals (1.1%)
-----------------------------------------------------------------------------------------
     67,100    Bristol-Myers Squibb Co.                                         5,116,375
    150,000    Upjohn Co.                                                       7,612,500
                                                                           --------------
                                                                               12,728,875

Publishing (0.3%)
-----------------------------------------------------------------------------------------
     50,000    McGraw-Hill, Inc.                                                4,093,750

REIT'S (2.7%)
-----------------------------------------------------------------------------------------
    160,600    Avalon Properties, Inc.                                          3,131,700
     38,600    Duke Realty Investments, Inc.                                    1,182,125

COMMON STOCKS
NUMBER OF SHARES                                                                    VALUE

REIT'S (continued)
-----------------------------------------------------------------------------------------
    279,000    Equity Residential Properties Trust                         $    7,812,000
    100,000    Glimcher Realty Trust                                            1,800,000
    100,000    LTC Properties, Inc.                                             1,450,000
     84,600    Macerich Co.                                                     1,702,575
    100,000    Nationwide Health Properties, Inc.                               4,112,500
     60,000    Oasis Residential, Inc.                                          1,305,000
    100,000    Paragon Group, Inc.                                              1,725,000
    100,000    Simon Property Group, Inc.                                       2,325,000
    135,000    South West Property Trust, Inc.                                  1,636,875
    100,000    Storage Equities, Inc.                                           1,837,500
    100,000    Storage Trust Realty                                             1,962,500
                                                                           --------------
                                                                               31,982,775

Retail (0.8%)
-----------------------------------------------------------------------------------------
    850,000    K mart Corp.                                                     6,906,250
     80,000    Melville Corporation                                             2,560,000
     10,000    Penney  (J.C.) Co., Inc.                                           421,250
                                                                           --------------
                                                                                9,887,500

Telephone Utilities (15.9%)
-----------------------------------------------------------------------------------------
    200,000    Airtouch Communications +                                        5,700,000
    230,000    Ameritech Corp. New                                             12,420,000
    300,000    Bell Atlantic Corp.                                             19,087,500
     80,000    BellSouth Corp.                                                  6,120,000
    100,000    Empresas Telex-Chile SA ADS (Chile)                                900,000
    170,000    Frontier Corp.                                                   4,590,000
    500,000    GTE Corp.                                                       20,625,000
  1,700,000    MCI Communications Corp.                                        42,393,750
    300,000    NYNEX Corp.                                                     14,100,000
    341,100    SBC Communications, Inc.                                        19,058,963
    925,000    Sprint Corp.                                                    35,612,500
    117,700    US West, Inc.                                                    5,605,463
                                                                           --------------
                                                                              186,213,176

Tobacco (0.5%)
-----------------------------------------------------------------------------------------
     45,000    American Brands, Inc.                                            1,929,375
     50,000    Philip Morris Cos., Inc.                                         4,225,000
                                                                           --------------
                                                                                6,154,375

Transportation (0.6%)
-----------------------------------------------------------------------------------------
    200,000    Consolidated Freightways, Inc.                                   4,650,000
     35,000    Union Pacific Corp.                                              2,288,125
                                                                           --------------
                                                                                6,938,125

Water Utilities (0.6%)
-----------------------------------------------------------------------------------------
    458,333    Welsh Water PLC (United Kingdom)                                 5,456,422
    100,000    Yorkshire Water PLC (United Kingdom)                               972,315
    495,000    Welsh Water PLC Pfd. (United Kingdom)                              813,899
                                                                           --------------
                                                                                7,242,636
                                                                           --------------
               Total Common Stocks  (cost $901,310,325)                    $  990,196,476


CORPORATE BONDS AND NOTES (10.8%)
PRINCIPAL AMOUNT                                                                    VALUE

Electric Utilities (8.9%)
-----------------------------------------------------------------------------------------
$ 4,000,000    Allegheny Generating Co. deb. 6 7/8s, 2023                  $    3,840,440
  2,425,000    Arkansas Electric Corp. bonds 7.33s, 2008                        2,514,422
  3,500,000    BVPS II Funding Corp. notes 8.33s, 2007                          3,459,155
  7,000,000    Chugach Electric Co. 1st mtge. Ser. A, 9.14s, 2022               7,980,000
  3,432,000    Citizens Utilities Co. bonds 7.68s, 2034                         3,931,493
  4,000,000    Consumers Power Co. 1st mtge. 8 3/4s, 1998                       4,188,920
  4,000,000    Delmarva Power & Light Co. med. term. notes 5.69s, 1998          3,956,280
  5,000,000    Iberdrola S.A. notes 7 1/2s, 2002 (Spain)                        5,262,500
  4,992,500    Indiana-Michigan Power Co. deb. 9.82s, 2022                      6,314,015
  7,000,000    Kansas City Power & Light Co. med. term. notes 5 3/4s, 1998      6,943,090
  4,000,000    Kansas Gas & Electric deb. 8.29s, 2016                           4,235,440
  4,000,000    Kentucky Utilities Co. 1st mtge. Ser. R, 7.55s, 2025             4,097,500
  5,000,000    Midwest Power Systems mtge. 8 1/8s, 2023                         5,314,050
  3,500,000    Montana Power Co. 1st mtge. 7.7s, 1999                           3,605,805
  2,000,000    Nova Scotia Power Corp. deb. 9.4s, 2021 (Canada)                 2,450,760
  3,000,000    Pacificorp secd. med. term. notes 9.15s, 2011                    3,602,490
  4,000,000    Pacific Gas & Electric Co. sr. notes 7.1s, 2005                  4,091,880
  3,500,000    Public Service Co. of Colorado med. term. notes 9.08s, 1999      3,796,310
  4,650,000    San Diego Gas & Electric Co. Ser. JJ, 1st mtge. 9 5/8s, 2020     5,534,430
  5,000,000    Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015           5,140,900
 10,000,000    Toledo Edison med. term. notes 1st mtge. Ser. A, 7.82s, 2003     9,579,000
  4,000,000    Utilicorp United sr. notes 8.2s, 2007                            4,360,720
                                                                           --------------
                                                                              104,199,600
Gas Utilities (1.6%)
-----------------------------------------------------------------------------------------
  3,000,000    Australian Gas & Light Co. 144A sr. notes
                  6 3/8s, 2003 (Australia)                                      2,928,900
  4,000,000    Michigan Consolidated Gas 1st mtge. 8 1/4s, 2014                 4,508,000
  3,500,000    ONEOK Inc. deb. 9.7s, 2019                                       4,041,695
  4,000,000    Southern Union Gas sr. notes 7.6s, 2024                          4,033,840
  3,000,000    Washington National Gas Co. 1st mtge. 8.4s, 2022                 3,452,610
                                                                           --------------
                                                                               18,965,045
Oil and Gas (0.3%)
-----------------------------------------------------------------------------------------
  4,000,000    Petroliam Nasional Berhad 144A notes 6 7/8s,
                  2003 (Malaysia)                                               4,044,800
                                                                           --------------
               Total Corporate Bonds and Notes  (cost $121,421,991)        $  127,209,445

PREFERRED STOCKS (1.0%) (cost $12,932,376)*
NUMBER OF SHARES                                                                    VALUE
-----------------------------------------------------------------------------------------
    458,000    Public Service Co. of New Hampshire 1st mtge. $2.65 pfd       .$11,564,500

CONVERTIBLE BONDS AND NOTES (0.9%)*
PRINCIPAL AMOUNT                                                                    VALUE


$ 2,900,000    Mitsubishi Bank Ltd. International Finance (Bermuda)
cv. trust guaranteed notes 3s, 2002                                          $  3,008,750
  4,082,000    WMX Technologies, Inc. cv. sub. notes 2s, 2005                   3,408,470
  4,000,000    Telekom Malaysia Berhad 144A cv. deb.4s,
                 2004 (Malaysia)                                                3,640,000
                                                                             ------------
               Total Convertible Bonds and Notes  (cost $9,676,278)          $ 10,057,220

CONVERTIBLE PREFERRED STOCKS (0.8%)*
NUMBER OF SHARES  VALUE
-----------------------------------------------------------------------------------------
     72,300    Unisys Corp. Ser. A, $3.75 cv. pfd.                         $    1,988,250
    145,000    Philippine Long Distance Telephone Co. Ser. III $7.00 cv.
                 pfd. (Philippines)                                             7,685,000
                                                                           --------------
               Total Convertible Preferred Stocks (cost $9,895,428)        $    9,673,250

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.3%) (cost $3,680,492)*
PRINCIPAL AMOUNT                                                                    VALUE
-----------------------------------------------------------------------------------------
$ 3,050,000    U.S. Treasury Bonds 8 1/8s, August 15, 2019                 $    3,671,435

SHORT-TERM INVESTMENTS (1.4%) (cost $16,227,637)*
PRINCIPAL AMOUNT                                                                    VALUE
-----------------------------------------------------------------------------------------
$16,225,000    Interest in $515,000,000 joint repurchase agreement
                  dated October 31, 1995 with Morgan  (J.P) & Co., Inc.
                  due November 1, 1995 with respect to various U.S.
                  Treasury obligations-maturity value of $16,227,637
                  for an effective yield of 5.85%                          $   16,227,637
-----------------------------------------------------------------------------------------
               Total Investments (cost $1,075,144,527)***                  $1,168,599,963
-----------------------------------------------------------------------------------------
     *         Percentages indicated are based on net  assets of $1,173,647,889.
     +         Non-income-producing security.
     ***       The aggregate identified cost on a tax cost basis is $1,075,320,711 resulting in gross unrealized appreciation and depreciation of $128,414,110 and
     $35,134,858, respectively, or net unrealized appreciation of $93,279,252.
ADR or ADS after the name of a foreign holding stands for American
Depository Receipts or American Depository Shares respectively, representing foreign securities on deposit with a domestic custodian bank.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.










Statement of assets and liabilities
October 31, 1995
------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $1,075,144,527  (Note 1)         $ 1,168,599,963
------------------------------------------------------------------------------------------------------
Cash                                                                                           267,151
------------------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                                    5,918,017
------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       1,908,125
------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               7,377,459
------------------------------------------------------------------------------------------------------
Total assets                                                                             1,184,070,715


Liabilities
------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                             6,198,192
------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   1,292,114
------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 1,833,128
------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                     2,218
------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                      677
------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                         618,959
------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                     374,807
------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         102,731
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           10,422,826
------------------------------------------------------------------------------------------------------
Net assets                                                                               1,173,647,889


Represented by
------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                          1,081,869,016
------------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments (Note 1)                        (1,676,563)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                  93,455,436
------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding              $ 1,173,647,889


Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
    ($593,226,182 divided by 57,035,257 shares)                                                 $10.40
------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.40)*                                         $11.03
------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
    ($ 578,504,770 divided by 55,865,486 shares)+                                               $10.36
------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
    ($ 1,916,937 divided by 184,763 shares)                                                     $10.38
------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.38)*                                         $10.76

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.










Statement of operations
Year ended October 31, 1995


Investment Income
-----------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $477,178)                                                     $ 44,876,721
-----------------------------------------------------------------------------------------------------------
Interest                                                                                         15,339,966
-----------------------------------------------------------------------------------------------------------
Total investment income                                                                          60,216,687


Expenses:
-----------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                  6,896,797
-----------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                    1,773,354
-----------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                    40,195
-----------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                             188,293
-----------------------------------------------------------------------------------------------------------
Auditing                                                                                             41,194
-----------------------------------------------------------------------------------------------------------
Legal                                                                                                25,406
-----------------------------------------------------------------------------------------------------------
Postage                                                                                             235,827
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                             1,373,066
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                             5,225,659
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                                 4,186
-----------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                     27,152
-----------------------------------------------------------------------------------------------------------
Registration fees                                                                                     8,624
-----------------------------------------------------------------------------------------------------------
Other                                                                                                49,437
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   15,889,190
-----------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                         (301,896)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     15,587,294
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                            44,629,393
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions (Notes 1 and 3)                6,380,409
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                                      149,260,976
-----------------------------------------------------------------------------------------------------------
Net gain on investment transactions                                                             155,641,385
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                           $200,270,778
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.







Statement of changes in net assets
October 31, 1995

                                                                                               Year ended October 31
                                                                                         --------------------------------
                                                                                              1995                   1994
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $   44,629,393          $   51,073,325
-------------------------------------------------------------------------------------------------------------------------
Net realized gain  on investments and foreign currency transactions                     6,380,409              (8,817,934)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                             149,260,976            (138,565,058)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       200,270,778             (96,309,667)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------------------------------------
   From net investment income:
        Class A                                                                       (26,485,617)            (28,496,427)
-------------------------------------------------------------------------------------------------------------------------
        Class B                                                                       (21,510,258)            (21,635,196)
-------------------------------------------------------------------------------------------------------------------------
        Class M                                                                           (23,624)                     --
-------------------------------------------------------------------------------------------------------------------------
   From net realized gain on investments:
        Class A                                                                          (823,988)            (18,587,199)
-------------------------------------------------------------------------------------------------------------------------
        Class B                                                                          (763,062)            (15,941,065)
-------------------------------------------------------------------------------------------------------------------------
Decrease from capital share transaction (Note 4)                                      (20,073,516)            (12,251,877)
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                               130,590,713            (193,221,431)
-------------------------------------------------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   1,043,057,176           1,236,278,607
-------------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
 of $0 and $0, respectively)                                                       $1,173,647,889          $1,043,057,176
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.








Financial highlights
(For a share outstanding throughout the period)
                                                    March 1, 1995
                                                 (commencement of
                                                  operations ) to
                                                       October 31                      Year ended October 31
                                          --------------------------------------------------------------------------------
                                                            1995           1995          1994          1993          1992
                                          -------------------------------------------------------------------------------
                                                          Class M                     Class B                      Class B
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.14         $9.02        $10.52         $9.22         $8.87
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         .31           .36           .39           .42           .26
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       1.26          1.39         (1.22)         1.34           .36
-------------------------------------------------------------------------------------------------------------------------
Total from investment activities                             1.57          1.75          (.83)         1.76           .62
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------------------------------------
  From net investment income                                 (.33)         (.39)         (.38)         (.43)         (.27)
-------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                           --            --            --          (.03)           --
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                        --          (.02)         (.29)           --            --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.33)         (.41)         (.67)         (.46)         (.27)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.38        $10.36         $9.02        $10.52         $9.22
-------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (c)          17.50(b)      19.92         (8.04)        19.54          7.06(b)
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $1,917      $578,505      $501,438      $551,794      $103,075
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (d)              1.13(b)       1.87          1.83          1.86           .94(b)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)     2.36(b)       3.77           4.10         3.98          2.45(b)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      67.60         67.60         112.32       123.57         21.16
-------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)


                                                                                                         November 19, 1990
                                                                                                          (commencement of
                                                                         Year ended October 31              operations) to
                                                                                                                October 31
-----------------------------------------------------------------------------------------------------------------------------
                                                               1995          1994          1993          1992         1991
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.06        $10.56         $9.24         $8.91        $8.50
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                           .43           .46           .51           .52          .52(a)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         1.38         (1.22)         1.33           .37          .36
-----------------------------------------------------------------------------------------------------------------------------
Total from investment activities                               1.81          (.76)         1.84           .89          .88
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                                   (.46)         (.45)         (.51)         (.56)        (.47)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                             --            --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                        (.01)         (.29)         (.01)           --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.47)         (.74)         (.52)         (.56)        (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.40         $9.06        $10.56         $9.24        $8.91
-----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (c)            20.71         (7.30)        20.40         10.31        10.70(b)
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $593,226      $541,619      $684,484      $419,098     $158,918
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (d)                1.12          1.08          1.12          1.32         1.22(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)       4.53          4.84          4.97          5.60         5.63(a)(b)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        67.60        112.32        123.57         21.16       111.19(b)
-----------------------------------------------------------------------------------------------------------------------------
(a) Reflects a voluntary expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended October 31, 1991 reflect a reduction of approximately $0.04 per share. See Note 2.

(b) Not annualized.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through brokerage service and expenses offset arrangements. Prior period ratios exclude these amounts. See Note 2.







Notes to financial statements
October 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B and class M shares. The fund commenced its public offering of Class M shares on March 1, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains. At October 31, 1995, the Fund had a capital loss carryover of approximately $1,500,000 available to offset future net capital gain, if any, which will expire on October 2, 2002.

G) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sales transactions, market discount and non-taxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $3,390,106 to decrease distributions in excess of net investment income and $1,700,452 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $1,689,654. The calculation of net investment income per share in the financial highlights excludes these adjustments.


Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and, 0.50% of any amount over $1.5 billion, subject to reduction in any year, under current law, to the extent that expenses (exclusive of brokerage, interest, taxes and distribution fees) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $2,540, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

For the year ended October 31, 1995, fund expenses were reduced by $301,896 under expense offset arrangements with PFTC and brokerage service arrangments. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of assets utilized in connection with the offset arrangments in an income-producing asset if it had not entered into such arrangements.

Custodial functions for the fund are being provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $228,221 and $3,745 from the sale of class A and class M shares, respectively. There were $1,245,265 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $3,615 on class A redemptions.


Note 3
Purchases and sales of securities

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $667,631,954 and $677,276,912, respectively. Purchases and sales of U.S. government obligations aggregated $48,012,523 and $47,179,266, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


Note 4
Capital shares

At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into three classes, class A, class B and class M capital stock. Transactions in capital shares were as follows:


                                        Year ended October 31
                                 1995                          1994
---------------------------------------------------------------------------------
Class A                 Shares         Amount          Shares         Amount
---------------------------------------------------------------------------------
Shares sold           15,018,174    $ 143,352,344    13,601,088     $ 129,166,605
---------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions       2,368,270       22,164,731     4,152,123        39,384,659
---------------------------------------------------------------------------------
                      17,386,444      165,517,075    17,753,211       168,551,264
---------------------------------------------------------------------------------
Shares repurchased   (20,133,278)    (190,733,474)  (22,805,796)     (214,474,268)
---------------------------------------------------------------------------------
Net decrease          (2,746,834)   $ (25,216,399)   (5,052,585)    $ (45,923,004)
---------------------------------------------------------------------------------

                                        Year ended October 31
                                 1995                          1994
---------------------------------------------------------------------------------
Class B                 Shares         Amount          Shares         Amount
---------------------------------------------------------------------------------
Shares sold           12,359,206    $ 116,862,599    17,161,346    $ 164,989,889
---------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          2,022,574       18,869,451     3,428,176       32,433,804
---------------------------------------------------------------------------------
                      14,381,780      135,732,050    20,589,522      197,423,693
---------------------------------------------------------------------------------
Shares repurchased   (14,089,785)    (132,406,110)  (17,486,953)    (163,752,566)
---------------------------------------------------------------------------------
Net increase             291,995    $   3,325,940     3,102,569    $  33,671,127
---------------------------------------------------------------------------------

                                               March 1, 1995
                                             (commencement of
                                               operations) to
                                              October 31, 1995
---------------------------------------------------------------------------------
Class M                                 Shares                Amount
---------------------------------------------------------------------------------
Shares sold                            205,946             $2,029,745
---------------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions       1,071                 10,956
---------------------------------------------------------------------------------
                                       207,017              2,040,701
---------------------------------------------------------------------------------
Shares repurchased                     (22,254)              (223,758)
---------------------------------------------------------------------------------
Net increase                           184,763             $1,816,943
---------------------------------------------------------------------------------




Federal tax information
(Unaudited)


The fund has designated 99.49% of distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.






Fund information

INVESTMENT MANAGER
Putnam Investment
Management,Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman

William F. Pounds, Vice Chairman

Jameson Adkins Baxter

Hans H. Estin

John A. Hill

Elizabeth T. Kennan

Lawrence J. Lasser

Robert E. Patterson

Donald S. Perkins

George Putnam, III

Eli Shapiro

A.J.C. Smith

W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Sheldon N. Simon
Vice President and Fund Manager

Christopher A. Ray
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasuer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.





[Logo:PUTNAM INVESTMENTS]

The Putnam Funds
One Post Office Square
Boston Massachusetts, 02109


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21691-840/884/869            12/95